UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 5, 2024 (June 3, 2024)
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POOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		0-26640	36-3943363
(State or other jurisdiction		(Commission File Number)	(I.R.S. Employer
of incorporation)			Identification No.)

109 Northpark Boulevard,
Covington,	Louisiana		70433-5001
(Address of principal executive			(Zip Code)
offices)

Registrant's telephone number, including area code: (985) 892-5521

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	POOL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On June 3, 2024, the Board of Directors of Pool Corporation (the Board) increased the size of the Board from eight to nine members and appointed Kevin M. Murphy to serve as a director upon recommendation of the Nominating and Corporate Governance Committee. The Board appointed Mr. Murphy to serve effective June 3, 2024, until the 2025 annual meeting of shareholders, at which time he will stand for election by Pool Corporation’s shareholders. The Board determined that Mr. Murphy qualifies as independent in accordance with the published listing requirements of Nasdaq. Mr. Murphy has been appointed to serve on the Board’s Compensation Committee. Mr. Murphy will be compensated consistent with the standard compensation program for non-employee directors, which is described in the company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2024, under the heading “Director Compensation.” In connection with his appointment to the Board, Mr. Murphy will receive a pro-rated non-employee director annual cash retainer.

Mr. Murphy, 54, has served as the Chief Executive Officer (CEO) of Ferguson plc since 2019. Mr. Murphy joined Ferguson in 1999 as an operations manager. During his tenure at Ferguson, Mr. Murphy has held a number of leadership positions in the Waterworks division, including as Chief Operating Officer of Ferguson’s U.S. business from 2007 to 2017 and CEO, U.S. from 2017 to 2019. He received his Bachelor of Science in Business and Marketing from Miami University.

No family relationships exist between Mr. Murphy and any of Pool Corporation’s other directors, executive officers or any other person that would require disclosure under Item 401(d) of Regulation S-K under the Securities Act of 1933 (“Regulation S-K”). There are no arrangements or understandings pursuant to which Mr. Murphy was elected as a director, and Mr. Murphy has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pool Corporation issued a press release dated June 5, 2024, announcing the appointment of Mr. Murphy to its Board. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99.1	Press release issued by Pool Corporation on June 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POOL CORPORATION

By:	/s/ Melanie Housey Hart
Melanie Housey Hart
Vice President and Chief Financial Officer

Dated: June 5, 2024